UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 23, 2007

CONSOL Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Consol Plaza 1800 Washington Road Pittsburgh, Pennsylvania	15241
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code:
(412) 831-4000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On March 23, 2007, Mr. Ronald E. Smith, Executive Vice President and Chief Operating Officer of CNX Gas Corporation (“CNX Gas”), a subsidiary of CONSOL Energy Inc. (the “Company”), notified CNX Gas that he was retiring from CNX Gas effective on that date. The Company is reporting Mr. Smith’s retirement in this Current Report on Form 8-K because he was listed as a “named executive officer” pursuant to Item 402(c) of Regulation S-K in the Company’s proxy statement filed on March 29, 2006.
A copy of CNX Gas’ press release announcing Mr. Smith’s retirement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 99.1	Press release of CNX Gas Corporation dated March 26, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ P. Jerome Richey

P. Jerome Richey Vice President, General Counsel and Secretary
Dated: March 28, 2007

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press release of CNX Gas Corporation dated March 26, 2007.